Exhibit 10.3

SECURITY AGREEMENT, PLEDGE AND ASSIGNMENT

This SECURITY AGREEMENT, PLEDGE AND ASSIGNMENT (this “Agreement”), dated as of the 7th day of May, 2020, entered into by GSRX Industries Inc, a corporation organized and existing under the laws of the State of Nevada (“Company”), in favor of Natural Ventures PR, LLC a limited liability company organized and existing under the laws of the Commonwealth of Puerto Rico (the “NVPR”).

WITNESSETH:

WHEREAS, the Company and NVPR have entered into that certain Option Agreement of even date herewith (as the same may be amended or otherwise modified from time to time, the “Option Agreement”) pursuant to which NVPR may acquire, subject to the completion of the milestones therein, from the Company 100% of the issued and outstanding membership interests in its wholly-owned subsidiary Project 1493, LLC, a limited liability company formed and existing under the laws of the Commonwealth of Puerto Rico (“1493”).

WHEREAS, the execution and delivery of this Agreement by Company is required under the Option Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements herein, Company hereby agrees with NVPR, as follows:

Section 1. Definitions. Reference is hereby made to the Option Agreement for a statement of the terms thereof. All capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Option Agreement.

Section 2. Pledge, Assignment and Grant of Security. The Company hereby assigns and pledges to NVPR, and hereby grants to NVPR a security interest in, all of the Company’s right, title and interest in and to the following (the “Collateral”): 100% of the issued and outstanding membership interest of 1493 (the “Pledged Instruments”).

Section 3. Security for Obligations. This Agreement secures the indefeasible payment in full in cash and the performance of all obligations of every kind and character now or hereafter existing (whether matured or unmatured, contingent or liquidated) of the Company under the Option Agreement as it may hereafter be amended, restated, extended or otherwise modified from time to time.

Section 4. Company Remains Liable. Nothing set forth in this Agreement (i) shall relieve the Company from the performance of any term, covenant, condition or agreement on the Company’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or (ii) shall impose any obligation on NVPR to perform or observe any such term, covenant, condition or agreement on the Company’s part to be so performed or observed or (iii) shall impose any liability on NVPR for any act or omission on the part of the Company relating thereto or for any breach of any representation or warranty on the part of the Company contained in this Agreement or the Option Agreement or under or in respect of the Collateral or made in connection herewith or therewith. The exercise by NVPR of any of the rights hereunder shall not release the Company from any of its duties or obligations under the Collateral, and NVPR shall not have any obligation or liability under the Collateral by reason of this Agreement, nor shall NVPR be obligated to take any action to collect or enforce any claim for payment assigned hereunder. The obligations of the Company contained in this Section 4 shall survive the termination of this Agreement and the discharge of the obligations of the Company under this Agreement, the Option Agreement and any other Transaction Document.

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Section 5. Representations, Warranties and Covenants. The Company represents, warrants and covenants to NVPR as follows:

(a) Upon the completion of the deliveries, filings and other actions contemplated in Section 6 hereof, the pledge, assignment and security interest granted to NVPR pursuant to this Agreement in and to the Collateral will constitute a perfected security interest therein, superior and prior to the rights of all other Persons therein.

(b) The Company is, as of the date hereof the sole, direct legal and beneficial owner of all Collateral pledged by it hereunder free from any lien or other right, title or interest of any Person, and the Company shall defend the Collateral pledged by it hereunder against all claims and demands of all Persons at any time claiming any interest therein adverse to NVPR. There is no agreement, and the Company shall not enter into any agreement or take any other action, that would result in the imposition of any other lien, restrict the transferability of any of the Collateral or otherwise impair or conflict with the Company’s obligations or the rights of NVPR hereunder except to the extent expressly permitted by the Option Agreement.

(c) There is no financing statement (or similar statement or instrument or registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, and so long as any of the obligations remain unpaid, the Company shall not execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except (i) financing statements filed or to be filed in respect of and covering the security interests granted by the Company in favor of NVPR pursuant to this Agreement.

(d) All information set forth herein, and all information contained in any documents, schedules and lists heretofore delivered to NVPR in connection with this Agreement, in each case relating to the Collateral, is accurate and complete in all material respects. The Collateral described on the schedules attached hereto constitutes all of the property of such type of Collateral owned or held by the Company.

(e) The Company shall not (i) sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral pledged by it hereunder except as expressly permitted by the Option Agreement, or (ii) create or permit to exist any lien upon or with respect to any of the Collateral pledged by it hereunder.

Section 6. Perfection; Supplements; Further Assurances.

(a) All certificates or instruments representing or evidencing the Collateral, to the extent not previously delivered to NVPR, shall immediately upon receipt thereof by the Company be delivered to and held by or on behalf of NVPR pursuant hereto, and all certificated Pledged Instruments shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to NVPR.

(b) If any of the Pledged Instruments are at any time not evidenced by certificates or writings, then the Company shall, to the extent permitted or required by applicable law to perfect, continue and maintain a legal valid, enforceable, first priority security interest in the Pledged Instruments, record such pledge on the register or the books of the issuer, cause the issuer to execute and deliver to NVPR an acknowledgment, in form and substance reasonably acceptable to NVPR of the pledge of such Pledged Instruments, execute any customary pledge forms or other documents, in form and substance reasonably acceptable to NVPR necessary or appropriate to complete the pledge, and give NVPR the right to transfer such Pledged Instruments under the terms hereof.

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(c) The Company agrees that at any time and from time to time, it will execute and, the cost and expense of which will be shared equally by the Company and NVPR, file and refile, or permit NVPR to file and refile, such financing statements, continuation statements and other documents (including, without limitation, this Agreement), in form and substance reasonably acceptable to NVPR, in such offices as NVPR may reasonably deem necessary or appropriate in order to perfect, continue and maintain a valid, enforceable, first priority lien in the Collateral and to preserve the other rights and interests granted to NVPR hereunder with respect to the Collateral. The Company authorizes NVPR to file any such financing or continuation statement or other document without the signature of the Company where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(d) The Company agrees to do such further acts and things, and to execute and deliver to NVPR such additional assignments, agreements, supplements, powers and instruments, as NVPR may reasonably deem necessary or appropriate in order to perfect, preserve and protect the security interest in the Collateral as provided herein and the rights and interests granted to NVPR hereunder, to carry into effect the purposes of this Agreement or better to assure and confirm unto NVPR or permit NVPR to exercise and enforce its respective rights, powers and remedies hereunder with respect to the Collateral.

Section 7. Intentionally Omitted

Section 8. Intentionally Omitted

Section 9. Intentionally Omitted

Section 10. Intentionally Omitted.

Section 11. Investor May Perform. If Company fails to perform any agreement contained herein, NVPR may itself perform, or cause the performance of, such agreement or obligation, and the expenses of NVPR incurred in connection therewith shall be payable by Company pursuant to Section 14 hereof and shall constitute obligations secured hereby.

Section 12. NVPR’ Duties. The powers conferred on NVPR under this Agreement are solely to protect the interest of NVPR in the Collateral and shall not impose any duty or obligation of any kind upon it or any of them to exercise any such powers. Except for the safe custody of the Collateral in its possession, NVPR shall not have any liability or duty as to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any rights pertaining to the Collateral. Neither NVPR, nor any of its directors, officers, employees, attorneys, agents, advisors, attorneys-in-fact, experts and Affiliates shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so nor shall be under any obligation to sell or otherwise dispose of the Collateral upon the request of the Company or otherwise.

Section 14. Indemnity and Expenses. (a) The Company agrees to defend, indemnify and hold harmless NVPR, its directors, officers, employees, attorneys, agents, advisors, attorneys-in-fact, experts and affiliates (each an “Indemnified Party”) in accordance with the terms of the Option Agreement.

(b) The Company will upon demand pay to NVPR the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of their respective counsel and of any experts and agents, which NVPR may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iii) the exercise or enforcement of any of the rights of NVPR or NVPR hereunder, or (iv) the failure by the Company to perform or observe any of the provisions hereof. Such costs, expenses and fees shall be secured by this Agreement.

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(c) The indemnities and other agreements contained in this Section 14 are in addition to any indemnities and other agreements, but in no event shall NVPR be entitled to any duplicative payment other than with respect to any payment which NVPR is required to return.

Section 15. Pledge, Assignment and Security Interest Absolute. To the extent permitted by applicable law, all rights of NVPR hereunder and the pledge, assignment and security interest created hereunder, and all obligations of Company hereunder, shall be absolute and unconditional, and shall not be affected or released in any way, irrespective of:

(a) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations, or any other amendment or waiver of, or any mutual consent to departure from, this Agreement, the Option Agreement, or any other agreement or instrument, including, but not limited to, (i) any increase or decrease in any such obligations and (ii) any amendment of the Option Agreement;

(c) any taking and holding of collateral (which term for purposes of this Agreement includes but is not limited to the Collateral) or additional guaranties for all or any of the obligations; or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver or subordination of any collateral or such guaranties; or the termination, release or non-perfection of any collateral (other than with respect to the Collateral expressly released by NVPR) or such guaranties or any consent to departure from any security agreement or guaranty with respect thereto;

(d) any manner of application of collateral, or proceeds thereof, to all or any of the obligations, or the manner of sale of any collateral; or

(e) any consent by NVPR to (i) the change, restructuring or termination of the organizational or entity structure or existence, as the case may be, of the Company or any of its Affiliates and (ii) any corresponding restructuring of, or any other restructuring or refinancing of, the obligations or any portion thereof.

Without limiting the generality of the foregoing, the Company hereby consents to, and hereby agrees, that the rights of NVPR hereunder, and the liability of the Company hereunder, shall not be affected by any and all releases of any collateral (other than Collateral expressly released by NVPR) from the liens created by Option Agreement or any other agreement or instrument.

Section 16. Notices. All notices and other communications provided for hereunder shall be in writing and shall be given in the manner, and shall be effective, as provided in the Option Agreement.

Section 17. Miscellaneous. (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Company and NVPR, and no waiver of any provision of this Agreement, and no consent to any departure by Company therefrom, shall be effective unless it is in writing and signed by NVPR and then such waiver or consent shall be effective only in the specific instance and for the specific purposes for which given.

(b) No failure on the part of NVPR to exercise, and no delay in exercising, any right hereunder, under the Option Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights of NVPR hereunder and under the Option Agreement against any party are not conditional or contingent on any attempt by NVPR to exercise any of its rights under the Option Agreement against such party or against any other Person.

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(c) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) This Agreement creates a continuing lien and security interest in the Collateral and shall (i) remain in full force and effect until the completion of the transactions set forth in the Option Agreement, (ii) be binding upon the Company, its successors and assigns, and (iii) inure, together with the rights and remedies of NVPR hereunder, to the benefit of NVPR and its successors, transferees and assigns.

(e) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Puerto Rico, except to the extent that the validity or perfection of the liens hereunder, or remedies hereunder, in respect of any particular Collateral, are governed by the laws of a jurisdiction other than the Commonwealth of Puerto Rico. Unless otherwise defined herein or in the Option Agreement, the terms used in Chapter 9 of the UCC are used herein as therein defined.

(f) Notwithstanding anything in this Agreement to the contrary, in the event of any inconsistency between the terms of this Agreement and the terms of the Option Agreement, the terms hereof shall be controlling as necessary to create, preserve and/or maintain a valid, enforceable and perfected lien upon the Collateral, but, otherwise, the provisions of the Option Agreement shall be controlling and the provisions hereof shall be subject or subordinate to those of the Option Agreement.

(g) THE COMPANY AND NVPR EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

(h) ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT MAY BE TRIED AND LITIGATED IN, AND THE COMPANY HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF, THE COURTS OF THE STATE OF NEVADA AND THE FEDERAL COURT LOCATED IN LAS VEGAS, NEVADA, UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. THE COMPANY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

(i) The Recitals set forth in the Preamble to this Agreement are hereby incorporated herein and made to form an integral part hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

GSRX INDUSTRIES INC.

By:
Name:
Title:

Affidavit Number: -________-

Acknowledged and subscribed to before me in ______________, _____________ , on this __ day of May, 2020, by the following person: ________________, of legal age, married, executive and resident of _____________, ______________, in his capacity as _________________of ____________________, whom I have identified pursuant to his driver’s license issued by the _________________ No. ___________________.

Notary Public

ACKNOWLEDGED AND ACCEPTED,

as of the date first set forth above:

NATURAL VENTURES PR, LLC

By:
Name:
Title:

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 EXHIBIT A

FORM OF PLEDGE SUPPLEMENT

PLEDGE SUPPLEMENT dated ________________, _____ (the “Pledge Supplement”), made by GSRX Industries Inc., a corporation organized and existing under the laws of the State of Nevada (the “Company”), in favor of NVPR International Inc., a corporation organized and existing under the laws of the Province of British Columbia, Canada (the “NVPR”) (as such term is used in the Security Agreement hereinafter referred to).

1.	This Pledge Supplement is executed and delivered pursuant to the terms of the Security Agreement, Pledge and Assignment, dated as of May __, 2020 (as supplemented by this Pledge Supplement and as the same has been and may hereafter be supplemented by any other Pledge Supplement or otherwise amended or modified, the “Security Agreement”), between the Company and NVPR. Terms defined in the Security Agreement are used herein as therein defined.

2.	The Company confirms and reaffirms the security interest in the Pledged Instruments granted to NVPR under the Security Agreement, and as collateral security for the prompt and complete payment and performance when due of all of the obligations, the Company hereby delivers to NVPR and hereby pledges, assigns, hypothecates, transfers and grants to NVPR a first priority security interest in the Pledged Instruments listed on Schedule A annexed hereto and all proceeds thereof and any collateral security securing the same.

3.	The Company hereby represents and warrants that the representations and warranties set forth in Section 5 of the Security Agreement are true and correct as of the date of this Supplement, and acknowledges and agrees that all references in the Security Agreement to “Pledged Instruments” shall include the Pledged Instruments listed on Schedule A hereto and on Schedule A to each Pledge Supplement executed prior to the date hereof and all references therein to “this Security Agreement” shall mean the Security Agreement as supplemented hereby. In addition, the Company represents and warrants that this Pledge Supplement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors’ rights.

4.	This Pledge Supplement is supplemental to the Security Agreement, forms a part thereof and is subject to all the terms thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

GSRX INDUSTRIES INC.

By:
Name:
Title:

Affidavit Number: -________-

Acknowledged and subscribed to before me in ______________, _____________, on this __ day of May, 2020, by the following person: _____________________, of legal age, married, executive and resident of __________, ____________, in his capacity as ________________ of ___________________, whom I have identified pursuant to his driver’s license issued by the _______________ No. ___________________.

Notary Public

ACKNOWLEDGED AND ACCEPTED,

as of the date first set forth above:

NATURAL VENTURES PR, LLC

By:
Name:
Title:

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